UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2020 (April 9, 2020)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc. 2211 H.H. Dow Way, Midland, MI 48674 (989) 636-1000	Delaware	30-1128146

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 9, 2020, Dow Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Meeting”). As of the close of business on February 12, 2020, the record date for the 2020 Meeting, 742,679,825 shares of the Company’s common stock were outstanding and entitled to vote. A total of 635,127,189 shares of common stock were voted in person or by proxy, representing 85.51 percent of the shares entitled to be voted. The following are the final voting results on the matters considered and voted upon at the 2020 Meeting, all of which are described in the Proxy Statement for the 2020 Meeting.

Agenda Item 1—Election of Directors.

The Company’s stockholders elected the following 11 nominees to serve on the Board of Directors of the Company until the 2021 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	469,167,592	46,640,263	2,103,447	117,215,887
Ajay Banga	472,988,595	42,827,143	2,095,564	117,215,887
Jacqueline K. Barton	470,603,125	45,524,743	1,783,434	117,215,887
James A. Bell	448,115,326	67,759,838	2,036,138	117,215,887
Wesley G. Bush	511,122,235	4,646,587	2,142,480	117,215,887
Richard K. Davis	473,731,603	42,170,514	2,009,185	117,215,887
Jeff M. Fettig	454,605,360	61,212,073	2,093,879	117,215,887
Jim Fitterling	481,673,988	33,701,564	2,535,750	117,215,887
Jacqueline C. Hinman	511,091,187	4,836,991	1,983,124	117,215,887
Jill S. Wyant	511,185,343	4,687,485	2,038,474	117,215,887
Daniel W Yohannes	510,537,412	5,253,453	2,120,437	117,215,887

Agenda Item 2—Advisory Resolution to Approve Executive Compensation.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Proxy Statement for the 2020 Meeting.

For	Against	Abstain	Broker Non-Votes
455,504,250	59,288,932	3,118,120	117,215,887

Agenda Item 3 - Advisory Resolution on the Frequency of Future Advisory Votes to Approve Executive Compensation.

The Company’s stockholders approved, on an advisory basis, one year as the frequency for future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
491,082,169	2,123,912	17,372,208	7,333,013	117,215,887

The Company will include an advisory vote to approve executive compensation on an annual basis until the next required vote on the frequency of future advisory votes to approve executive compensation.

Agenda Item 4—Ratification of the Appointment of the Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain	Broker Non-Votes
609,619,467	22,994,150	2,513,572	0

Item 8.01	Other.

Board Leadership Structure

Effective April 9, 2020, the Board of Directors elected Jim Fitterling, Dow’s Chief Executive Officer, as Chairman. In connection with that election, the Board of Directors elected Jeff M. Fettig to serve as Lead Director until the 2021 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Corporate Governance Guidelines

In connection with appointment of an independent lead director, the Board amended the Corporate Governance Guidelines to describe the significant role and responsibilities of the Lead Director. A copy of the Corporate Governance Guidelines are available on Dow’s website at www.dow.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: April 13, 2020

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary

4